Exhibit 32.1

CERTIFICATION OF EXECUTIVE DIRECTOR

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Digital Brands Media and Marketing Group, Inc. (the “Company”) on Form 10-K/A Amendment 1 for the period ending August 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Linda Perry, Executive Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 23, 2014	/s/ Linda Perry
Linda Perry
Executive Director